UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                               RADISYS CORPORATION
             (Exact name of registrant as specified in its charter)

            Oregon                     0-26844                   93-0945232
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

      5445 NE Dawson Creek Drive
           Hillsboro, Oregon                                            97124
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (503) 615-1100

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      The following exhibits are filed with this report on Form 8-K:

Exhibit
Number            Description
-------           -----------

99.1              Press Release, dated April 16, 2003

Item 9. Regulation FD Disclosure (pursuant to "Item 12. Results of Operations and Financial Condition")

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On April 16, 2003, RadiSys Corporation issued a press release announcing its results for the quarterly period ending March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     RADISYS CORPORATION
                                                     an Oregon corporation


Date: April 16, 2003                                 By: /s/ Julia A. Harper
                                                         -------------------
                                                         Julia A. Harper
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1              Press Release, dated April 16, 2003